UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 21, 2014

MEDIA GENERAL, INC.

(Exact name of registrant as specified in its charter)

Commonwealth of Virginia	1-6383	54-0850433

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

333 E. Franklin St.

Richmond, VA 23219

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (804) 887-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.     Other Events.

Merger Agreement

On March 21, 2014, Media General, Inc., (the “Company”) issued a joint press release with LIN Media LLC (“LIN Media”) announcing the entry into an Agreement and Plan of Merger (the “Merger Agreement”) by and among the Company, certain of its subsidiaries, and LIN Media providing for a strategic business combination transaction between the Company and LIN Media (the “Combination”). The Company has provided additional information regarding the Combination in a webcast with investors.

A copy of the joint press release is attached hereto as Exhibit 99.1, the investor presentation used in connection with the Company’s webcast is attached hereto as Exhibit 99.2, and each is incorporated herein in their entirety by reference.

Item 9.01.     Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Joint Press Release of Media General, Inc. and LIN Media LLC dated March 21, 2014

99.2	Investor Presentation, dated March 21, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 21, 2014

MEDIA GENERAL, INC.

By:	/s/ James F. Woodward
Name: James F. Woodward

Title: Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Joint Press Release of Media General, Inc. and LIN Media LLC dated March 21, 2014

99.2	Investor Presentation, dated March 21, 2014